UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JUNIPER II CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

JUNIPER II CORP.

3790 El Camino Real #818

Palo Alto, California 94306

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9 a.m., Central Time, on May 2, 2023

TO THE STOCKHOLDERS OF JUNIPER II CORP.:

You are cordially invited to attend the special meeting in lieu of annual meeting of stockholders (the “Special Meeting”) of JUNIPER II CORP. (“we,” “us,” “our” or the “Company”) to be held at 9 a.m., Central Time, on May 2, 2023 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/juniperii/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/juniperii/2023. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 2038054#. This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The accompanying proxy statement (the “Proxy Statement”) is dated April 11, 2023, and is first being mailed to stockholders of the Company on or about April 11, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

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Proposal No. 1 – The Extension Amendment Proposal – to amend the Company’s amended and restated certificate of incorporation (the “Certificate”) pursuant to amendments to the Certificate in the form set forth in paragraphs 5,6 and 8 of Annex A to the accompanying Proxy Statement (such amendments, collectively, the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”) included as part of the units sold in the Company’s initial public offering (such shares of Class A common stock, the “public shares”) that was consummated on November 8, 2021 (the “IPO”), from May 8, 2023 (which is 18 months from the closing date of the IPO (the “Current Outside Date”)) to November 8, 2023 (such date, the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (our “board”), to elect to further extend the Extended Date in one-month increments up to three additional times, or a total of up to nine months after the Current Outside Date, until February 8, 2024 (each, an “Additional Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company (the “Extension”);

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Proposal No. 2 – The Redemption Limitation Amendment Proposal – to amend the Certificate pursuant to amendments to the Certificate in the form set forth in paragraphs 7, 9, 10 and 11 of Annex A to the accompanying Proxy Statement to eliminate from the Certificate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Proposals”);

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Proposal No. 3 – The Director Election Proposal – a proposal to re-elect Mitchell Jacobson as a Class I director of our board, to serve for a term of three years until 2026 or until his successor is elected and qualified (the “Director Election Proposal”);

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Proposal No. 4 – The Auditor Ratification Proposal – to approve and ratify the appointment of Marcum LLP, as the Company’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023 (the “Auditor Ratification Proposal”); and

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Proposal No. 5 – The Adjournment Proposal – to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other Proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a business combination. The Certificate currently provides that we have until May 8, 2023 to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold special meeting to obtain the stockholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before May 8, 2023 and Juniper II Management, LLC (our “Sponsor”) has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Therefore, without the Extension, if we are unable to complete a business combination on or before May 8, 2023, we would be precluded from completing our initial business combination and would be forced to liquidate. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

In connection with the Charter Proposals, stockholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. An Election can be made regardless of whether such stockholders vote “FOR” or “AGAINST” the Charter Proposals and an Election can also be made by holders of public shares (the “public stockholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal is approved and the Extension is implemented, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date or Additional Extended Date, as applicable. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a business combination. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Special Meeting regarding the Extension Amendment and the Redemption Limitation Amendment.

Based upon the amount in the Trust Account as of April 10, 2023, which was approximately $312.8 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Special Meeting. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on April 10, 2023, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $10.39. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the Class A common stock of the Company on or after January 1, 2023 may be subject to the Excise Tax. The proceeds placed in the trust account and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on the Company in connection with such redemptions. The Company further confirms that it will not utilize any funds from the trust account to pay any such Excise Tax.

In addition, until the earliest of (a) the consummation of the Company’s initial business combination, (b) the liquidation of the trust account and (c) 24 months from the anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company will maintain the investment of funds held in the trust account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). In the event that the Extension is implemented as described herein, then following the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company plans to maintain the remaining amount in the trust account in an interest bearing demand deposit account at a bank.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 28, 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Certificate would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the shares of our Class B common stock, par value $0.0001 per share (the “founder shares” and, together with the shares of Class A common stock, the “Common Stock”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of our founder shares.

The approval of each of the Charter Proposals requires the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock.

The approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon for the director nominee. In accordance with the Company’s Certificate, prior to the completion of the Company’s initial business combination, the holders of Class B common stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock shall have no right to vote on the election, removal or replacement of any director.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Our board has fixed the close of business on April 10, 2023 (the “record date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Proposals including, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such Proposals.

No other business is proposed to be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning each of the Proposals and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

April 11, 2023

By Order of the Board of Directors

/s/ Murray Grainger
Murray Grainger
Chief Executive Officer
(Principal Executive Officer)

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting (including by virtual means as provided in the accompanying Proxy Statement). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting against such proposals. Your failure to vote or instruct your broker or bank how to vote will have no effect on the Auditor Ratification Proposal and the Adjournment Proposal, and an abstention will have no effect on the Auditor Ratification Proposal and the Adjournment Proposal, in each case assuming a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

JUNIPER II CORP.

3790 El Camino Real #818

Palo Alto, California 94306

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS OF JUNIPER II CORP.

TO BE HELD ON MAY 2, 2023

PROXY STATEMENT

The special meeting in lieu of annual meeting of the stockholders (the “Special Meeting”) of Juniper II Corp. (“we,” “us,” “our” or the “Company”) will be held at 9 a.m., Central Time, on May 2, 2023 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/juniperii/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will also be held virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/juniperii/2023. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 2038054#. This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

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Proposal No. 1 – The Extension Amendment Proposal – to amend the Company’s amended and restated certificate of incorporation (the “Certificate”) pursuant to amendments to the Certificate in the form set forth in paragraphs 5,6 and 8 of Annex A to this Proxy Statement (such amendments, collectively, the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”) included as part of the units sold in the Company’s initial public offering (such shares of Class A common stock, the “public shares”) that was consummated on November 8, 2021 (the “IPO”), from May 8, 2023 (which is 18 months from the closing date of the IPO (the “Current Outside Date”)) to November 8, 2023 (such date, the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (our “board”), to elect to further extend the Extended Date in one-month increments up to three additional times, or a total of up to nine months after the Current Outside Date, until February 8, 2024 (each, an “Additional Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company (the “Extension”);

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Proposal No. 2 – The Redemption Limitation Amendment Proposal – to amend the Certificate pursuant to amendments to the Certificate in the form set forth in paragraphs 7, 9, 10 and 11 of Annex A to this Proxy Statement to eliminate from the Certificate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Proposals”);

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Proposal No. 3 – The Director Election Proposal – a proposal to re-elect Mitchell Jacobson as a Class I director of our board, to serve for a term of three years until 2026 or until his successor is elected and qualified (the “Director Election Proposal”);

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Proposal No. 4 – The Auditor Ratification Proposal – to approve and ratify the appointment of Marcum LLP, as the Company’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023 (the “Auditor Ratification Proposal”); and

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Proposal No. 5 – The Adjournment Proposal – to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other Proposals.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a business combination. The Certificate currently provides that we have until May 8, 2023 to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold special meeting to obtain the stockholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before May 8, 2023 and Juniper II Management, LLC (our “Sponsor”) has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Therefore, without the Extension, if we are unable to complete a business combination on or before May 8, 2023, we would be precluded from completing our initial business combination and would be forced to liquidate. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Certificate would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the New York Stock Exchange (“NYSE”) (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In connection with the Charter Proposals, stockholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Proposals and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Holders of public shares (the “public stockholders”) may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal is approved and the Extension is implemented, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date or Additional Extended Date, as applicable. In addition, regardless of whether vote “FOR” or “AGAINST” the Charter Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the Class A common stock of the Company on or after January 1, 2023 may be subject to the Excise Tax. The proceeds placed in the trust account and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on the Company in connection with such redemptions. The Company further confirms that it will not utilize any funds from the trust account to pay any such Excise Tax.

In addition, until the earliest of (a) the consummation of the Company’s initial business combination, (b) the liquidation of the trust account and (c) 24 months from the anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company will maintain the investment of funds held in the trust account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). In the event that the Extension is implemented as described herein, then following the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company plans to maintain the remaining amount in the trust account in an interest bearing demand deposit account at a bank.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a business combination. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Special Meeting regarding the Extension Amendment and the Redemption Limitation Amendment. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $312.8 million that was in the Trust Account as of April 10, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not complete our initial business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, par value $0.0001 per share (the “founder shares” and, together with the shares of Class A common stock, the “Common Stock”), including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Based upon the amount in the Trust Account as of April 10, 2023, which was approximately $312.8 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Special Meeting. The closing price of the public shares on the NYSE on April 10, 2023 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.39. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is approved, the approval will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date or Additional Extended Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date or Additional Extended Date, as applicable, if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on April 10, 2023 (the “record date”) as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 37,375,000 shares of Common Stock outstanding, of which 29,900,000 were shares of Class A common stock and 7,475,000 were shares of Class B common stock. The shares of Class B common stock carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold founder shares that they intend to collectively vote all of their founder shares in favor of each of the Proposals.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”), to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $32,500. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated April 11, 2023 and is first being mailed to stockholders on or about April 11, 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the Annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:

We are a blank check company incorporated on December 30, 2020 as a Delaware corporation for the purpose of effecting an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On November 8, 2021, we consummated the IPO of our units (the “units”), with each unit consisting of one share of Class A common stock, (such shares we refer to as the “public shares”), and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 14,960,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $14,960,000. Following the closing of the IPO and full exercise of the over-allotment, a total of $304,980,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account.

Like many blank check companies, our Certificate provides for the return of the funds held in the Trust Account to our public stockholders if we do not consummate a business combination on or before a certain date (in our case, May 8, 2023) unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate. Our Sponsor has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Our board has determined that it is in the best interests of the Company to amend the Certificate to extend the date we have to consummate a business combination to November 8, 2023 or the Additional Extended Date, as applicable, in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently to allow our stockholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting the Proposals included herein to our stockholders to vote upon. Therefore, our board is submitting the Extension Amendment Proposal described in this proxy statement for the stockholders to vote upon at the Special Meeting.

Q:	What is being voted on?

A:	You are being asked to vote on:

•

Proposal No. 1 – The Extension Amendment Proposal – to amend our Certificate to extend the date by which we have to consummate our initial business combination from May 8, 2023 to November 8, 2023, and to allow the Company, without another stockholder vote, by resolution of the board, to elect to further extend the Extended Date in one-month increments up to three additional times, or a total of up to nine months after the Current Outside Date, until February 8, 2024, unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company;

•

Proposal No. 2 – The Redemption Limitation Amendment Proposal – to amend our Certificate to eliminate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than the Redemption Limitation, $5,000,001, in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

•

Proposal No. 3 – The Director Election Proposal – a proposal to re-elect Mitchell Jacobson as a Class I director of our board, to serve for a term of three years until 2026 or until his successor is elected and qualified;

•

Proposal No. 4 – The Auditor Ratification Proposal – to approve and ratify the appointment of Marcum LLP, as the Company’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023 (the “Auditor Ratification Proposal”); and

•

Proposal No. 5 – The Adjournment Proposal – to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Special Meeting regarding the Proposals.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company’s net tangible assets to be less than $5,000,001.

If the Extension Amendment Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date or Additional Extended Date, as applicable. The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $312.8 million that was in the Trust Account as of April 10, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:

Our Certificate provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before May 8, 2023 unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate. Our Sponsor has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Accordingly, as we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to have sufficient time to enter into and complete a business combination. Our board currently believes there is not sufficient time before May 8, 2023 to enter into a definitive agreement relating to an initial business combination.

Accordingly, in order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our stockholders to be able to evaluate the potential business combination and for us to be able to complete such business combination, we will need to obtain the Extension.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Our Certificate provides that we have until May 8, 2023 to complete our initial business combination under its terms unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate. Our Sponsor has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 8, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. We believe that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our board believes is in the best interests of the stockholders. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than the extension until the Extended Date or Additional Extended Date, as applicable, as of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q:	Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:

The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Certificate would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the NYSE, the Exchange Rule. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:	As discussed above, our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal, if such Proposal is approved, the holder may, but is not required to, redeem all or a portion of her, his or its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income, if any, divided by the number of then outstanding public shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a business combination. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date or the Additional Extended Date, as applicable, to consummate our initial business combination.

Our board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Q:	Why should I vote “FOR” the Auditor Ratification Proposal?

A:	We appointed Marcum LLP to serve as its independent accountants for the 2021, 2022 and 2023 fiscal years. The Company has elected to have its stockholders approve and ratify such appointments.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	When would the board abandon the Extension Amendment Proposal?

A:

Unless the Redemption Limitation Amendment Proposal is approved, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if (i) redemptions of our public shares in connection with the vote on the Extension Amendment Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and (ii) the Redemption Limitation Amendment Proposal is not approved.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor owns 7,335,000 founder shares. Such shares represent 19.6% of our issued and outstanding Common Stock. Our directors and advisors collectively own 105,000 founder shares.

The founder shares carry voting rights in connection with each of the Proposals, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of each of the Proposals.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals.

Q:	What vote is required to adopt the Extension Amendment Proposal?

A:	The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock.

Q:	What vote is required to adopt the Redemption Limitation Amendment Proposal?

A:	The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock.

Q:	What vote is required to adopt the Director Election Proposal?

A:

Approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon for the director nominee. In accordance with the Company’s Certificate, prior to the completion of the Company’s initial business combination, the holders of Class B common stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock shall have no right to vote on the election, removal or replacement of any director.

Q:	What vote is required to approve the Auditor Ratification Proposal?

A:

The approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Q:	What vote is required to approve the Adjournment Proposal?

A:

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Q:	What if I do not want to vote “FOR” the Proposals?

A:

If you do not want a Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. If the Extension Amendment Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.

Broker non-votes, abstentions or the failure to vote on the Proposals will have the same effect as votes “AGAINST” such Proposals. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Auditor Ratification Proposal and the Adjournment Proposal.

Q:	What happens if the Extension Amendment Proposal is not approved or the Extension is not implemented?

A:

If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:	What happens if Redemption Limitation Amendment Proposal is not approved?

A:

If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any public shares in connection with the Extension Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	We will continue our efforts to enter into and complete an initial business combination.

Upon approval of the Charter Proposals by the requisite number of votes, the amendments to our Certificate that are set forth in Annex A hereto will become effective upon filing the amendment to our Certificate with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to the Extended Date or the Additional Extended Date, as applicable, if it determines it would be in the best interests of the Company to do so.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares of Common Stock held by our Sponsor, our directors and our officers as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date or Additional Extended Date, as applicable (or, if such date is further extended at a duly called special meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is not approved or the Extension is not implemented?

A:

If the Extension Amendment Proposal is not approved or the Extension is not implemented and we have not consummated a business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date or Additional Extended Date, as applicable. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act covering the issuance of the shares of Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company (our “transfer agent”), the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to maintain all funds in the Trust Account in cash in an interest-bearing demand deposit account at a national bank until the earlier of consummation of our initial business combination or liquidation. Interest on such deposit account is currently expected to yield approximately 3.5% per annum, but such deposit account carries a variable rate and the Company cannot assure investors that such rate will not decrease or increase significantly. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemptions of public shares or liquidation of the Company.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:

Unless you elect to redeem your shares at this time as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Certificate.

Q:	How do I change my vote?

A:

You may change your vote by sending a later-dated, signed proxy card to our Secretary at Juniper II Corp., 3790 El Camino Real #818, Palo Alto, California 94306, so that it is received prior to the Special Meeting or by attending the Special Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any stockholder wishing to attend the virtual meeting should register for the meeting by April 25, 2023 (five business days prior to the date of the Special Meeting). To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of Common Stock:

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If your shares are registered in your name with our Transfer Agent and you wish to attend the online-only Special Meeting, go to https://www.cstproxy.com/juniperii/2023, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and e-mail it back with the meeting information.

Q:	How are votes counted and what vote is required to approve each of the Proposals?

A:

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Proposals must be approved under our Certificate by the affirmative vote of at least fifty percent (50%) of all then outstanding shares of the Common Stock. In accordance with the Company’s Certificate, prior to the completion of the Company’s initial business combination, the holders of Class B common stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock shall have no right to vote on the election, removal or replacement of any director. Approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon for the director nominee.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (including any broker non-votes) will have the same effect as voting against the Extension Amendment

Proposal and the Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting against such Proposals. Your failure to vote or instruct your broker or bank how to vote will have no effect on the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, and an abstention will have no effect on the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, in each case assuming a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

The approval of the Auditor Ratification and the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (including any broker non-votes) will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal, the Auditor Ratification and the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:

A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the voting power of all outstanding shares of our Common Stock are represented in person or by proxy. As of the record date for the Special Meeting, the holders of at least 18,687,501 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting. Broker non-votes will not be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q:	Who can vote at the Special Meeting?

A:

Only holders of record of our shares of Common Stock at the close of business on April 10, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 37,375,000 shares of Common Stock (consisting of 29,900,000 shares of Class A common stock and 7,475,000 shares of Class B common stock) were outstanding and entitled to vote at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person (including by virtual means) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the board recommend voting for the Proposals?

A:

Yes. After careful consideration of the terms and conditions of the Proposals, our board has determined that the Proposals including, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Proposals including, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, director or indirect ownership of our founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting—Interests of Our Sponsor, Directors and Officers.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:	Our stockholders do not have dissenters’ rights in connection with the Proposals under Delaware law.

Our stockholders do not have appraisal rights in connection with the Proposals.

Q:	What do I need to do now?

A:

We urge you to read carefully and consider the information contained in this Proxy Statement, including the Annexes hereto, and to consider how the Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:

If you are a holder of record of our shares of Common Stock, you may vote in person (including by virtual means as provided herein) at the Special Meeting or by submitting a proxy for the Special Meeting.

Whether or not you plan to attend the Special Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my public shares?

A:

Each of our public stockholders may submit an Election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date or Additional Extended Date, as applicable.

In order to tender your public shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your stock certificates to our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your public shares (and/or deliver your stock certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your public shares in the manner described above prior to 5:00 p.m. Eastern Time on April 28, 2023 (two business days prior to the date of the Special Meeting).

Q:	How do I withdraw my election to redeem my public shares?

A:

If you tendered your public shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $32,500. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Individuals, please call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

E-mail: jun.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your public shares (and/or delivering your stock certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 6, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 6, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date or Additional Extended Date, as applicable. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the initial business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the initial business combination. Even if the Extension or the initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not consummate its initial business combination within 24 months after such date. We cannot be sure as to whether we will be able to enter into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our IPO, or whether we will be able to consummate our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, instruct our transfer agent, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to maintain all funds in the Trust Account in cash in an interest-bearing demand deposit account at a national bank until the earlier of consummation of our initial business combination or liquidation. Interest on such deposit account is currently expected to yield approximately 3.5% per annum, but such deposit account carries a variable rate and the Company cannot assure investors that such rate will not decrease or increase significantly. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption of our public shares or liquidation of the Company.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public stockholders to exercise redemption rights with respect to a large number of our common stock may adversely affect the liquidity of our securities.

A public stockholder may request that the Company redeem all or a portion of such public stockholder’s common stock for cash. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our common stock may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the market price per share is higher than the per-share redemption price paid to holders of public shares who elect to redeem their stock.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, the new Excise Tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations occurring after December 31, 2022. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) issued a notice that it intends to publish proposed regulations addressing the application of the Excise Tax (the “Notice”). To provide taxpayers with interim guidance, the Notice describes certain rules upon which taxpayers are generally entitled to rely until publication of the proposed regulations.

Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such business combination, (ii) the status of the target (for example, whether the target is a domestic corporation) and the structure of any such business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with any such business combination (or otherwise issued within the same taxable year of the business combination) and (iv) the content of any future regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in our ability to complete a business combination or the cash available on hand to complete a business combination. The proceeds placed in the trust account and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on the Company in connection with such redemptions. The Company further confirms that it will not utilize any funds from the trust account to pay any such Excise Tax.

BACKGROUND

We are a blank check company incorporated on December 30, 2020 as a Delaware corporation for the purpose of effecting an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On November 8, 2021, we consummated the IPO of our units (the “units”), with each unit consisting of one public shares and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 14,960,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $14,960,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis and (4) they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

Following the closing of the IPO and full exercise of the over-allotment, a total of $304,980,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. As of April 10, 2023, funds held in the Trust Account totaled approximately $312.8 million, and were held in a money market fund invested in U.S. treasury bills.

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting—Interests of Our Sponsor, Directors and Officers.”

On the record date of the Special Meeting, there were 37,375,000 shares of Common Stock outstanding, of which 29,900,000 were shares of Class A common stock and 7,475,000 were shares of Class B common stock. The shares of Class B common stock carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold founder shares that they intend to collectively vote all 7,475,000 founder shares in favor of each of the Proposals.

Our principal executive offices are located at 3790 El Camino Real #818, Palo Alto, California 94306 and our telephone number is (650) 292 9660.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Certificate in the form set forth in paragraphs 5, 6 and 8 of Annex A attached to this Proxy Statement to extend the date by which we have to complete a business combination to the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B common stock.

The purpose of the Extension Amendment is to allow us more time to enter into and complete an initial business combination, which our board believes is in the best interest of our stockholders and the Company. The Certificate currently provides that we have until May 8, 2023 to complete our initial business combination. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before May 8, 2023 and our Sponsor has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. In order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our stockholders to be able to evaluate the potential business combination and for us to be able to complete such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all the public shares, from May 8, 2023 to the Extended Date or Additional Extended Date, as applicable.

Reasons for the Extension Amendment Proposal

Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 8, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and then outstanding public shares. We believe that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Certificate currently provides that we have until May 8, 2023 to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to our initial business combination, to hold a special meeting to obtain the stockholder approvals required in connection with a business combination and to complete the closing of a business combination. Without the Extension, if we are unable to complete a business combination on or before May 8, 2023, we would be precluded from completing our initial business combination and would be forced to liquidate.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Certificate that are set forth in paragraphs 5 and 8 of Annex A hereto will become effective upon filing the amendment to our Certificate with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $312.8 million that was in the Trust Account as of April 10, 2023. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B common stock.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Redemption Rights

Each of our public stockholders may submit an Election to, subject to the approval of the Extension Amendment Proposal, and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date or Additional Extended Date, as applicable.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 28, 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THIS PROXY STATEMENT.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not such stockholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the stockholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decisions than those stockholders that tender their shares through the DWAC system.

Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you tender your public shares (and/or delivered your stock certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of April 10, 2023, which was approximately $312.8 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Special Meeting. The closing price of the public shares on the NYSE on April 10, 2023 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.39. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your public shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Special Meeting. We anticipate that a public stockholder who tenders public shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

The Board’s Recommendation for the Extension Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such Proposal.

Our Certificate provides that we have until May 8, 2023 to complete our initial business combination under its terms. Our Certificate further provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 8, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. Our board believes that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate.

We believe that it is in the best interests of our stockholders to extend the date that we have to complete a business combination to the Extended Date or Additional Extended Date, as applicable, in order to allow us to enter into an initial business combination, our stockholders to then evaluate the initial business combination and for us to be able to potentially complete the initial business combination.

After careful consideration of all relevant factors, our board determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock.

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. Broker non-votes, abstentions or the failure to vote on the Proposal will have the same effect as votes “AGAINST” such Proposal.

Recommendation of the Board

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION PROPOSAL

We are proposing to amend the Certificate in the form set forth in paragraphs 7, 9, 10 and 11 of Annex A attached to this Proxy Statement to eliminate from the Certificate the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

Our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the completion of a business combination, the Certificate would prevent the Company from being able to complete the business combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved, and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Stock. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Current Outside Date.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), the Company shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

The Board’s Recommendation for the Redemption Limitation Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and recommends that you vote “FOR” such Proposal.

Our Certificate currently includes a Redemption Limitation that limits the Company’s ability to consummate an initial Business Combination, or to redeem shares of common stock in connection with an initial Business Combination that does not allow the Company to redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001. Our board has determined that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. However, the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange.

Our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.

After careful consideration of all relevant factors, our board determined that the Redemption Limitation Amendment is in the best interests of the Company and its stockholders.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock.

If you do not want the Redemption Limitation Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. Broker non-votes, abstentions or the failure to vote on the Proposal will have the same effect as votes “AGAINST” such Proposal.

Recommendation of the Board

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL NO. 3—THE DIRECTOR ELECTION PROPOSAL

Overview

Our board is divided into three classes, each of which at the expiration of their initial term, will generally serve for a term of three years with only one class of directors being elected in each year. As the Special Meeting is in lieu of the Company’s 2023 annual meeting (being the Company’s first annual meeting since its IPO) the term of office of the Class I of directors, consisting solely of Mitchell Jacobson, will expire at this Special Meeting.

At the Special Meeting, one Class I director will be elected to the board to serve for the ensuing three-year period or until a successor is elected and qualified or his or her earlier resignation or removal. The board has nominated Mr. Jacobson for re-election as a Class I director. Our board believes Mr. Jacobson’s business strategy expertise makes him well-qualified to serve as a director.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect Mitchell Jacobson unless such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the board. We have no reason to believe that said nominee will be unavailable or, if elected, will decline to serve.

For a biography of Mitchell Jacobson, please see the section entitled “Management.”

Vote Required for Approval

In accordance with the Company’s Certificate, prior to the completion of the Company’s initial business combination, the holders of Class B common stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock shall have no right to vote on the election, removal or replacement of any director. Approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon for the director nominee. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting.

All of our directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of re-election of each of the directors in the Director Election Proposal.

Recommendation of the Board

Our board unanimously recommends that the holders of our Class B Common Stock vote “FOR” the approval of the Director Election Proposal.

PROPOSAL NO. 4—THE AUDITOR RATIFICATION PROPOSAL

Overview

The audit committee has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal years ended December 31, 2021 and December 31, 2022 and the fiscal years ending December 31, 2023 and the board has directed that management submit the appointment of Marcum as our independent registered public accounting firm for ratification by the stockholders at the Special Meeting. Representatives of Marcum are expected to be virtually present at the Special Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Stockholder ratification of the appointment of Marcum as our independent registered public accounting firm is not required law. However, the board is submitting the audit committee’s appointment of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountant’s Fee

The following is a summary of fees paid or to be paid to Marcum for services rendered:

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered in connection with the initial public offering, the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021, and of services rendered in connection with our initial public offering, totaled approximately $134,000 and $103,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum LLP any audit-related fees during the years ended December 31, 2022 and 2021.

Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Marcum LLP any tax-related fees during the years ended December 31, 2022 and 2021.

All Other Fees. All other fees consist of fees billed for all other services. We did not pay Marcum LLP any other fees during the years ended December 31, 2022 and 2021.

Pre-Approval Policy

Since the formation of our audit committee upon the pricing of our initial public offering, and on a going-forward basis, the audit committee has approved and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit). The audit committee pre-approved all auditing services provided by Marcum set forth above for the years ended 2021 and 2022.

Vote Required for Approval

The Auditor Ratification Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

Recommendation of the Board

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Auditor Ratification Proposal.

PROPOSAL NO. 5—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals. In no event will our board adjourn the Special Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

The Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each, as defined below) that make an Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to particular holders in light of their particular circumstances or status, including the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	the Sponsor or our directors and officers;

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	passive foreign investment companies; or

•	corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the tax treatment of partnerships or other pass-through entities (including S corporations) or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN EXERCISE OF REDEMPTION RIGHTS PURSUANT TO AN ELECTION. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one public share and one-half of one warrant is separable at the option of the holder, we are treating each public share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Holders

This section addresses U.S. Holders (as defined below) of public shares that make an Election if the Extension is implemented. As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,

2.

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

The U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “—Certain U.S. Federal Income Tax Considerations to U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “—Certain U.S. Federal Income Tax Considerations to U.S. Holders—Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (1) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (2) results in a “complete termination” of such U.S. Holder’s interest or (3) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only shares of Common Stock actually owned by such U.S. Holder, but also shares of Common Stock that are constructively owned by such U.S. Holder under certain attribution rules set forth in the Code. A redeeming U.S. Holder may constructively own, in addition to shares of Common Stock owned directly, shares of Common Stock owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares of Common Stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of public shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption and less than 50% of the total combined voting power of the Company. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (1) all of the shares of Common Stock actually or constructively owned by such U.S. Holder are redeemed or (2) all of the shares of Common Stock actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of Common Stock owned by certain family members and such U.S. Holder does not constructively own any other shares of Common Stock. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “—Certain U.S. Federal Income Tax Considerations to U.S. Holders—Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Whether a redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a non-liquidating redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Distributions

If the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. In such a case, such dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period requirements are satisfied. With respect to non-corporate U.S. Holders, dividends will generally constitute “qualified dividends” that are taxed at preferential long-term capital gains rates, provided certain holding period requirements are satisfied and subject to certain exceptions

(including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations). It is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such public shares and will be treated as described below under the section entitled “—Certain U.S. Federal Income Tax Considerations to U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the public stock will be added to the U.S. Holder’s adjusted tax basis in its remaining public stock, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (1) the amount of cash received in such redemption and (2) the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. Holder’s adjusted tax basis in its public shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Common Stock exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section addresses Non-U.S. Holders (as defined below) of public shares that make an Election if the Extension is implemented. As used herein, a “Non-U.S. Holder” is a beneficial owner of public shares that is not a U.S. Holder.

Redemption of Public Shares

Except as otherwise discussed in this section, the characterization of a redemption for a Non-U.S. Holder that makes an Election will be characterized in the same manner as a U.S. Holder for U.S. federal income tax purposes. See the discussion above under “—Certain U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders that make an Election are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Taxation of Distributions

If the redemption of a Non-U.S. Holder’s public shares is treated as a distribution, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided that such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings will generally constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in such Non-U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or disposition of the public shares and will be treated as described below under the section entitled “—Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a Non-U.S. Holder’s public shares is treated as a sale or other taxable disposition, a Non-U.S. Holder generally will not be subject to U.S. federal income tax in respect of gain recognized on a sale or other disposition of public shares unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

•

the Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other conditions are met; or

•

we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held public shares, and, in the case where the public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the public shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the public shares. There can be no assurance that the public shares will be treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of our warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the disposition of the public shares will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. We do not expect that we will be a U.S. real property holding corporation at or prior to the time of a redemption pursuant to an Election. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether we will be treated as a U.S. real property holding corporation in any year.

Non-U.S. Holders who hold different blocks of public shares (generally public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

FATCA Withholding

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends (including constructive dividends) on our public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our public shares; however, there can be no assurance that final regulations will provide the same exceptions from FATCA withholding as the proposed regulations. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institutional generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of public shares are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC STOCK.

THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

Date, Time and Place.    The special meeting in lieu of annual meeting of stockholders (the “Special Meeting”) will be held at 9 a.m., Central Time, on May 2, 2023 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/juniperii/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/juniperii/2023. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 2038054#. This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The sole purpose of the Special Meeting is to consider and vote upon the Proposals.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the shares of Common Stock at the close of business on April 10, 2023, the record date for the Special Meeting. You will have one vote per Proposal for each share of Common Stock you owned at that time. The Company warrants do not carry voting rights.

Votes Required.    The approval of the Charter Proposals requires the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock. The approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon for the director nominee. In accordance with the Company’s Certificate, prior to the completion of the Company’s initial business combination, the holders of Class B common stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock shall have no right to vote on the election, removal or replacement of any director. The approval of the Auditor Ratification Proposal and the Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

On the record date of the Special Meeting, there were 37,375,000 shares of Common Stock outstanding, of which 29,900,000 were shares of Class A common stock and 7,475,000 were shares of Class B common stock. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold founder shares that they intend to collectively vote all 7,475,000 founder shares in favor of each of the Proposals.

If you do not want the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such Proposals. If the Charter Proposals are approved and the related amendments implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on a Proposal will have the same effect as votes “AGAINST” the Charter Proposals. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Auditor Ratification Proposal and the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our board on the Proposals being presented to stockholders at the Special Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Special Meeting. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Individuals, please call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

E-mail: jun.info@investor.morrowsodali.com

Required Vote

The approval of the Charter Proposals requires the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock. The approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon for the director nominee. In accordance with the Company’s Certificate, prior to the completion of the Company’s initial business combination, the holders of Class B common stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock shall have no right to vote on the election, removal or replacement of any director. The approval of the Auditor Ratification Proposal and the Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate our initial business combination by May 8, 2023, unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Additionally, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

•

If the Extension Amendment Proposal is not approved and if we do not consummate our initial business combination transaction by May 8, 2023, which is 18 months from the closing of our IPO, or by the Extended Date or Additional Extended Date, as applicable, or unless our Sponsor makes a contribution to the Trust Account in accordance with Section 9.1(c) of the Certificate (which it has indicated it does not expect to do), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

•

In addition, simultaneously with the closing of our IPO, we consummated the sale of 14,960,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The private placement warrants are each exercisable for one share of Class A common stock at $11.50 per share. If we do not consummate our initial business combination by May 8, 2023, or by the Extended Date or Additional Extended Date, as applicable, if the Extension Amendment Proposal is approved by the requisite number of votes (or, if the date by which we have to complete a business combination is further extended at a duly called special meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by our Sponsor and its affiliate will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.20 per public share and (2) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

MANAGEMENT

Directors and Executive Officers

Our current directors and officers are as follows:

Name	Age	Position
Murray Grainger	50	Chief Executive Officer and Chairman
Noah Kindler	44	Chief Financial Officer and Chief Technology Officer
Mitchell Jacobson	72	Director
Mark Levy	74	Director
Andrew Teich	62	Director

Murray Grainger serves as our Chief Executive Officer and Chairman of our board of directors. Mr. Grainger has over 25 years of global industrial experience within general management, corporate finance, mergers, acquisitions and integrations, strategic planning, and technology investing. Mr. Grainger began his career at ITT Industries, where he held engineering, product management, investor relations and corporate development roles across Sweden, Australia and the United States. Mr. Grainger joined Honeywell International Inc. (NYSE: HON) in 2004 and over the course of his 17 year career held a number of leadership roles across Honeywell’s global businesses and functions. During his tenure at Honeywell, Mr. Grainger served as Vice President of Investor Relations, where he led partnerships with external stakeholders including the buy- and sell-side analyst community and built strong relationships with internal stakeholders, including Mr. Fradin and other senior leaders, to develop expert knowledge of the company and serve as a trusted advisor to share the Wall Street perspective. Mr. Grainger also served Chief Financial Officer for Honeywell’s Specialty Products strategic business unit and General Manager for the Advanced Fibers and Composites businesses. Mr. Grainger was a member of Honeywell’s Global M&A team and subsequently Vice President of Business Development and M&A for Honeywell’s ACS segment, its largest business unit. In these roles, Mr. Grainger aided or led multiple buy- and sell-side transactions including Novar plc, Universal Oil Products (UOP) and Intelligrated, among others, and partnered directly with Mr. Fradin on several of these transactions in his capacity as President and CEO of ACS and Vice Chairman of Honeywell. Most recently, Mr. Grainger was the founding Managing Director and Global Head of Honeywell Ventures, based in Silicon Valley, where he built one of the leading corporate venture capital programs in the industrials sector, making more than 30 investments across emerging technology areas including robotics and advanced manufacturing, AI/ML, cybersecurity, urban air mobility, worker productivity and quantum computing. In January 2023, Mr. Grainger became a Partner at American Industrial Partners. Mr. Grainger holds a bachelor’s degree in mechanical engineering from the University of Sydney and an M.B.A. from Columbia University. We believe Mr. Grainger’s extensive background across emerging technology areas in the industrials sector and his significant experience in a variety of corporate leadership roles make him well-qualified to serve as a director.

Noah Kindler serves as our Chief Financial Officer and Chief Technology Officer. Mr. Kindler has over 20 years of experience as a technology and strategy executive. He has deep experience identifying and working with early stage technology companies. Early in his career, he served as a consultant at McKinsey & Company, where he advised Fortune 500 companies globally and won awards for innovation. He then joined Avira, a multinational security company where he was the President of the Americas and the VP of Technology/Operations where he focused on growing their market share in the US, where they would eventually be acquired by Symantec. He later joined Knotel in 2015, a property-technology leader, where he served until May 2018 as a general manager and drove substantial sales growth. From May 2018 to August 2019, Mr. Kindler was a member of the senior leadership of Canoo, Inc. (NASDAQ: GOEV), joining as one of its first employees, in charge of the Silicon Valley office and responsible for the internet enabled software within the vehicle while it grew to an eventual successful merger with Hennessy Capital Acquisition Corp IV. In August 2019, Mr. Kindler joined ConcertVDC, Inc. as a founding board member and where he is currently Chief Product Officer. He also serves as a long tenured advisor at the Stanford technology accelerator, StartX. He has a BS degree in computer science from Stanford University and an MBA, with distinction, from Harvard Business School. Mr. Kindler is the son-in-law of Roger Fradin, our special advisor and former Chairman.

Mitchell Jacobson serves as a member of our board of directors. Mr. Jacobson began his career in 1976 at MSC, a premier distributor of MRO products and services to industrial customers throughout North America. In 1995, Mr. Jacobson was appointed President and Chief Executive Officer of MSC and served as President until 2003 and Chief Executive Officer until 2005. Mr. Jacobson became Chairman of the Board of MSC in 1998 and transitioned to Non-Executive Chairman in 2013, where he continues to serve today and remains active in ongoing growth initiatives. Mr. Jacobson is the Co-Chair of the board of directors of Ambrosia Holdings, L.P. (the holding company of TriMark USA, the country’s largest provider of equipment, supplies, and design services to the foodservices industry), and has served on such board as a Director since 2017. Mr. Jacobson is also an investor and Chairman of the Board of Directors of Priority Sign, a leading global provider of branded environments. He previously served as a Director of Juniper Industrial from November 2019 to June 2021 and as a member of the Board of Directors at HD Supply Holdings, Inc. (NASDAQ: HDS) from 2007 to 2013. Mr. Jacobson is currently a member of the Board of Trustees for New York Presbyterian Hospital, as well as the hospital’s Investment and Patient Experience committees. Mr. Jacobson also serves as a Trustee for New York University School of Law. Mr. Jacobson is a graduate of Brandeis University and the New York University School of Law. We believe Mr. Jacobson’s business strategy expertise makes him well-qualified to serve as a director.

Mark Levy serves as a member of our board of directors. Mr. Levy has over 20 years of experience within the industrials sector and deep expertise in building businesses, developing customer relationships, and executing lean manufacturing. From 2000 to 2014, Mr. Levy served as President and Chief Executive Officer of Honeywell’s Life Safety division where he led the transformation of the business into a global leader in commercial fire alarm systems, gas detection, and industrial-grade personal protection equipment. Additionally, during his tenure, Mr. Levy spearheaded 26 acquisitions, growing sales from $350 million to $3.9 billion. Mr. Levy started his career at Fire-Lite Alarms, a fire alarm business in Connecticut, which he grew to $50 million before selling to Pittway Corporation, and then subsequently grew to $350 million before selling to Honeywell. Mr. Levy remained president of Fire-Lite Alarms and in 1987 was additionally named president of NOTIFIER, also acquired by Pittway. Mr. Levy previously served on the board of directors of the University of New Haven and as Chairman of the board of directors of Easter Seals/Goodwill Industries in Connecticut. Mr. Levy currently serves as a member of the Board of Directors at Quexco, Inc., Sciens Building Solutions and Laticrete International, and also currently serves as Co-Chairman of the Board of Directors at Potter Electric Signal Co. Mr. Levy also previously served as a Director of Juniper Industrial from November 2019 to June 2021. Mr. Levy holds a B.S. in Business Administration from the University of Denver and an honorary Doctor of Business from the University of New Haven. We believe Mr. Levy’s significant expertise in building businesses and corporate finance experience makes him well-qualified to serve as a director.

Andrew Teich serves as a member of our board of directors. Mr. Teich has over 35 years of experience in the industrial technology sector. Mr. Teich served as the President and Chief Executive Officer of FLIR Systems, Inc. (NASDAQ: FLIR), a public multinational imaging and sensing company, from May 2013 until his retirement from the company in June 2017. Mr. Teich joined FLIR in 1999 as Senior Vice President, Marketing, and held various positions within FLIR since that time, including President of Commercial Vision Systems and President of Commercial Systems. He also served on the board of directors of FLIR from July 2013 until his retirement in June 2017. Prior to joining FLIR, Mr. Teich held various positions at Inframetrics, Inc. (acquired by FLIR in 1999), including Vice President of Sales and Marketing. Mr. Teich has been involved in more than 25 technology company acquisitions throughout his career and is listed as an inventor on more than 50 patents. He and became known in the industry as a principal innovator of commercial and military thermal imaging and successfully expanded into visible, radar, sonar, near infrared, and CBRNE (Chemical, Biological, Radiological, Nuclear, and Explosive) technologies and markets. Mr. Teich has served as a director of Sensata Technologies Holdings plc (NYSE: ST), a multinational automotive and industrial sensing company, since May 2014, and as the Chairman of the board since July 2019. In October 2018, he joined the board of directors of Resideo Technologies, Inc. (NYSE: REZI), where he is currently the lead independent director. Mr. Teich received his B.S. degree in marketing from Arizona State University and is an alumnus of the Harvard Business School Advanced Management Program. We believe Mr. Teich’s extensive background in the industrial technology sector and his experience in acquisitions and operational integration make him well-qualified to serve as a director.

Number and Terms of Office of Officers and Directors

Our board of directors is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mitchell Jacobson, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Mark Levy and Andrew Teich, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Murray Grainger, will expire at the third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason.

Pursuant to an agreement entered into concurrently with the issuance and sale of the securities in our initial public offering, our sponsor, upon consummation of an initial business combination, will be entitled to nominate three individuals for election to our board of directors.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated bylaws as it deems appropriate. Our amended and restated bylaws provide that our officers shall consist of a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other offices as may be determined by the board of directors.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee; a nominating committee; and a compensation committee. Subject to phase-in rules and a limited exception, the rules of the NYSE and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of the NYSE require that the nominating and compensation committees of a listed company be comprised solely of independent directors.

Audit Committee

Mitchell Jacobson, Mark Levy and Andrew Teich serve as members of our audit committee, and Mark Levy serves as chairman of the audit committee. Subject to phase-in rules and a limited exception, the rules of the NYSE and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Our board of directors has determined that each of Messrs. Jacobson, Levy and Teich are independent.

Each member of the audit committee is financially literate and our board of directors has determined that Mark Levy qualifies as an “audit committee financial expert” as defined in applicable SEC rules, and will chair the audit committee.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•

the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent registered public accounting firm all relationships they have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Mitchell Jacobson, Mark Levy and Andrew Teich serve as members of our compensation committee, and Andrew Teich serves as chairman of the compensation committee. Under the NYSE listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors has determined that each of Messrs. Jacobson, Levy and Teich are independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the $10,000 per month administrative fee payable to an affiliate of our sponsor and reimbursement of expenses, no compensation of any kind, including finder’s, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors, advisors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Our amended and restated certificate of incorporation provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other advisor and will be directly responsible for the appointment, compensation and oversight of the work of any such advisor. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other advisor, the compensation committee will consider the independence of each such advisor, including the factors required by the NYSE and the SEC.

Nominating Committee

Mitchell Jacobson, Mark Levy and Andrew Teich, serve on our nominating committee, and Mitchell Jacobson serves as chairman of the nominating committee. Under the NYSE listing standards, we are required to have a nominating committee composed entirely of independent directors. Our board of directors has determined that each of Messrs. Jacobson, Levy and Teich are independent.

The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

We have established the following guidelines for selecting director nominees. The guidelines for selecting nominees, which are specified in the corporate governance guidelines adopted by us, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•

should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has ever been our executive officer or employee. None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of such entity’s the board of directors or compensation committee.

Code of Ethics

Our Code of Ethics is applicable to our officers, directors and employees. A copy of our Code of Ethics will be provided without charge upon written request to our principal executive offices. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Report of the Audit Committee*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by the Audit Committee:

Mitchell Jacobson

Mark Levy

Andrew Teich

*

The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the shares of Common Stock as of April 10, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the shares of Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our shares of Common Stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

As of the record date, there were a total of 37,375,000 shares of Common Stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of April 10, 2023.

	Class B common stock		Class A common stock
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Juniper II Management, LLC (our Sponsor)(3)	7,335,000	98.1%	—	—
Roger Fradin(3)	7,335,000	98.1%	—	—
Murray Grainger	—	—	—	—
Noah Kindler	—	—	—	—
Mitchell Jacobson	35,000	*	250,000	*
Mark Levy	35,000	*	—	—
Andrew Teich	35,000	*	—	—
All executive officers and directors as a group (five individuals)	105,000	*	250,000	*
Adage Capital Partners, L.P.(4)	—	—	1,750,000	5.9%
Highbridge Capital Management, LLC(5)	—	—	2,384,297	8.0%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Juniper II Corp., 3790 El Camino Real #818, Palo Alto, California 94306.
(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment

(3)	Roger Fradin has voting and dispositive power over the securities held by Juniper II Management, LLC and therefore may be deemed to be a beneficial owner thereof.
(4)

Based solely upon the Schedule 13G filed by Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Advisors, L.L.C., Robert Atchinson and Phillip Gross (collectively, the “Reporting Persons”) on December 10, 2021. Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), has the power to dispose of and the power to vote the shares of the Class A common stock beneficially owned by it, which power may be exercised by its general partner, Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”). Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), as managing member of ACPGP, directs ACPGP’s operations. Neither ACPGP nor ACA directly owns any shares of the Class A common stock. By reason of the provisions of Rule 13d-3 of the Exchange Act, ACPGP and ACA may be deemed to beneficially own the shares owned by ACP. Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the shares of the Class A common stock beneficially owned by ACP. Neither Mr. Atchinson nor Mr. Gross directly owns any shares of the Class A common stock. By reason of the provisions of Rule 13d-3 of the Exchange Act, each of Messrs. Atchinson and Gross may be deemed to beneficially own the shares beneficially owned by ACP. The business address of each of the Reporting Persons is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(5)

Based solely upon the Amendment No. 2 to Schedule 13G filed on January 31, 2023 by Highbridge Capital Management, LLC, a Delaware limited liability company and the investment adviser to certain funds and accounts (the “Highbridge Funds”), with respect to the shares of the Class A common stock directly held by the Highbridge Funds. The business address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172.

Our Sponsor, officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 3790 El Camino Real #818, Palo Alto, California 94306, to inform us of the stockholder’s request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Extension is implemented, we anticipate that we will hold another special meeting before the Extended Date or Additional Extended Date, as applicable, to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate a business combination within the required timeframe, the Company’s next annual meeting of stockholders will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extended Date or Additional Extended Date, as applicable, the Company will dissolve and liquidate and there will be no annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Individuals, please call toll free: (800) 662-5200

Banks and Brokerage Firms, please call collect: (203) 658-9400

E-mail: jun.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Juniper II Corp., 3790 El Camino Real #818, Palo Alto, California 94306.

If you are a stockholder of the Company and would like to request documents, please do so by April 25, 2023 (five business days prior to the date of the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

JUNIPER II CORP.

JUNIPER II CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Juniper II Corp.

2.

The Corporation’s certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on December 30, 2020 (as amended through the date hereof, the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 3, 2021 (the “Amended and Restated Certificate of Incorporation”).

3.	This First Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.

This First Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least fifty percent (50%) of all then outstanding shares of the Common Stock in accordance with Section 9.1 of the Amended and Restated Certificate of Incorporation.

5.	The text of sub-paragraph (b) of Section 9.1 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2021 (as amended, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by November 8, 2023, which may be extended pursuant to Section 9.2(d) below (such date, as it may be extended, the “Deadline Date”) or such earlier date as determined by the Board to be in the best interests of the Company and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are members or affiliates of Juniper II Management, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

6.	Sub-paragraph (c) of Section 9.1 of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety.

7.	The text of sub-paragraph (a) of Section 9.2 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

8.	The Amended and Restated Certificate of Incorporation is hereby amended by adding the following paragraph to the end of sub-paragraph (d) of Section 9.2:

Notwithstanding the foregoing or any other provisions of this Amended and Restated Certificate, in the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, without approval of the Corporation’s stockholders, by resolution of the Board, the Corporation may extend the Deadline Date in one-month increments up to three times, unless the closing of an initial Business Combination shall have occurred prior to any such extension.

9.	The text of sub-paragraph (e) of Section 9.2 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

10.	Sub-paragraph (f) of Section 9.2 of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety.

11.	The text of Section 9.7 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Corporation’s obligation to provide Public Stockholders the right to have their shares of Class A Common Stock redeemed in connection with an initial Business Combination to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.

IN WITNESS WHEREOF, Juniper II Corp. has caused this First Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [    ] day of [    ], 2023.

JUNIPER II CORP.

By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail JUNIPER II CORP. to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you marked, Votes submitted signed and electronically returned your over proxy the Internet card. must May 1, be 2023 received . by 11:59 p.m., Eastern Time, on INTERNET www.cstproxyvote – .com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting https://www . To attend .cstproxy the .annual com/juniperii/2023 meeting, visit: MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, 4 AND 5. 1. Proposal Proposal No – .to 1 approve – The Extension the amendment Amendment of the FOR AGAINST ABSTAIN Company’s of incorporation amended (the “Certificate”) and restated pursuant certificate to Annex amendments A to the to accompanying the Certificate Proxy in the Statement form set forth (such in amendments, paragraphs 5, collectively, 6 and 8 of Proposal”) the “Extension to extend Amendment” the date and, by which such proposal, the Company the “Extension must (1) consummate Amendment reorganization an initial merger, or similar capital business stock exchange, combination asset with acquisition, one or more stock businesses purchase, winding (a “business up if itcombination”), fails to complete (2) cease such business its operations combination, except and for the (3) purpose redeem all of shares (the “Class of the A common Company’s stock”) Class included A common as part stock, of the par units value sold $ in 0. 0001 the Company’s per share that initial was public consummated offering (such on shares November of Class 8, A 2021 common (the “IPO”), stock, the from “public May shares”) 8, 2023 Date”)) (which is to 18 November months from 8, 2023 the (such closing date, date the of “Extended the IPO (the Date”), “Current and to Outside allow board the Company, of directors without (our another “board”), stockholder to elect to vote, further by extend resolution the of Extended the Company’s Date in after one- month the Current increments Outside up to Date, three until additional February times, 8, 2024, or a total unless of up the to nine closing months of a determined business combination by our board shall to be have in the occurred best interests prior thereto of the or Company such earlier . date as 2. Proposal approve the No amendment . 2 – The Redemption of the Certificate Limitation pursuant Amendment to amendments Proposal to –the to accompanying Certificate in the Proxy form Statement set forth in to paragraphs eliminate from 7, 9, the 10 Certificate and 11 of the Annex limitation A to that the the would Company result in may the not Company redeem public having shares net tangible to the extent assets that (as such determined redemption in accordance amended (the with “Exchange Rule 3a51 Act”) -1(g)(1) (or any of the successor Securities rule)) Exchange of less than Act of $5,000,001 1934, as (the shares “Redemption irrespective Limitation”) of whether in such order redemption to allow the would Company exceed to the redeem Redemption public Limitation. 3. Proposal to re-elect No Mitchel . 3 – Jacobson The Director as a Election Class I director Proposal of our – FOR AGAINST ABSTAIN until board, his to successor serve for is a term elected of three and qualified years until . 2026 or 4. ProposalNo.4–TheAuditor Ratification Proposal FOR AGAINST ABSTAIN LLP, – to approve as the and Company’s ratify the independent appointment accountants of Marcum December for the fiscal 31, years 2022 and ended ending December December 31, 31, 2021 2023 and . 5. Proposal No. 5 – The Adjournment Proposal – to FOR AGAINST ABSTAIN approve a later date the or adjournment dates, if necessary, of the Special (to permit Meeting further to solicitation are insufficient and vote votes of for, proxies or otherwise in the event in connection that there with, the approval of proposal Nos. 1, 2, 3 and 4. CONTROL NUMBER Signature Signature, if held jointly Date 2023. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting In Lieu of Annual Meeting of Stockholders: To view the Proxy Materials and to attend the Special Meeting, please go to: https://www.cstproxy.com/juniperii/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY SPECIAL MEETING OF STOCKHOLDERS OF JUNIPER II CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2023 The undersigned appoints Murray Grainger and Noah Kindler, and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Juniper II Corp. held of record by the undersigned at the close of business on April 10, 2023 at the Special Meeting of Juniper II Corp. to be held on May 2, 2023, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2, 3, 4 AND 5 (IF PRESENTED) AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued, and to be marked, dated and signed, on the other side)